Dreyfus Diversified Emerging Markets Fund
Summary Prospectus February 1, 2019
Class Ticker A DBEAX C DBECX I SBCEX Y SBYEX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/literaturecenter. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated February 1, 2019 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the Dreyfus Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 18 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none
Redemption fee (as a percentage of amount redeemed; charged only when selling shares you have owned for less than 60 days)	2.00	2.00	2.00	2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees**	.59	.59	.59	.59
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.67	1.25	.30	.21
Acquired fund fees and expenses+	.51	.51	.51	.51
Total annual fund operating expenses	1.77	3.10	1.40	1.31
Fee waiver and/or expense reimbursement ++	-	(.29)	-	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.77	2.81	1.40	1.31

6919SP0219

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
** The fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund's average daily net assets, other than assets allocated to investments in other investment companies (underlying funds). Therefore, the fund's management fee will fluctuate based on the fund's allocation between underlying funds and direct investments.
+ Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investment in underlying funds. These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.

++ The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.30%. On or after February 1, 2020, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$745	$1,100	$1,479	$2,539
Class C	$384	$930	$1,600	$3,391
Class I	$143	$443	$766	$1,680
Class Y	$133	$415	$718	$1,579

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$745	$1,100	$1,479	$2,539
Class C	$284	$930	$1,600	$3,391
Class I	$143	$443	$766	$1,680
Class Y	$133	$415	$718	$1,579

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 41.37% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in emerging market countries, including other investment companies (underlying funds) that invest in such securities. The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International (MSCI®) Emerging Markets Index (MSCI EM Index), the fund's benchmark index.

The fund is designed to provide exposure to various portfolio managers and investment strategies that focus on investing in equity securities of emerging market issuers. The fund normally allocates its assets among emerging market equity strategies employed by one or more underlying funds and/or subadvisers. Underlying funds may include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (ETFs), and subadvisers may be affiliated or unaffiliated with The Dreyfus Corporation (Dreyfus), the fund's investment adviser. The fund and the underlying funds also may invest in companies organized or with their principal place of business, or a majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets. The fund and the underlying funds may invest in equity securities of companies with any market capitalization. The fund invests principally in common stocks.

As of the date of this prospectus, the fund allocates its assets among the emerging market equity strategies described below that are separately employed by: (i) Mellon Investments Corporation (Mellon), the fund's subadviser, through its Active Equity portfolio management team (the Active Equity Strategy); (ii) Mellon through its Multi-Factor Equity portfolio management team (the Multi-Factor Equity Strategy); (iii) Dreyfus Global Emerging Markets Fund, an affiliated underlying fund, which is sub-advised by Newton Investment Management (North America) Limited (the Newton Fund); and (iv) Dreyfus Strategic Beta

Dreyfus Diversified Emerging Markets Fund Summary	2

Emerging Markets Equity Fund, an affiliated underlying fund, which is sub-advised by Mellon (the Strategic Beta Fund). The target percentages for allocating the fund's assets among the investment strategies and underlying funds, as of the date of this prospectus, were as follows:

Strategy/Underlying Fund	Target % of Fund's Total Assets
Active Equity Strategy	33.3%
Newton Fund	33.3%
Multi-Factor Equity Strategy	25.0%
Strategic Beta Fund	8.3%

The fund may use a "fund of funds" approach by investing in one or more underlying funds and/or a "manager of managers" approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval. A subadviser will have complete discretion to invest its allocated portion of the fund's assets as it deems appropriate, based on the particular investment process, philosophy, style and strategy it employs.

Dreyfus determines the investment strategies in which to invest and sets the target allocations. Dreyfus will allocate new inflows and outflows of fund assets to the Active Equity Strategy, the Multi-Factor Equity Strategy, the Newton Fund and the Strategic Beta Fund in accordance with the target weightings, and will rebalance the fund's portfolio at least quarterly if the amount allocated to a particular investment strategy varies from the normal targeted allocation by 10% or more because of market fluctuations.

As a result of the fund's overall investment program, including the allocation of the fund's assets to the different investment strategies, the fund's country, sector and industry weightings will vary at any given time from those of the MSCI EM Index.

Active Equity Strategy. The portfolio management team responsible for managing the portion of the fund's assets allocated to the Active Equity Strategy make both strategic and opportunistic investments. Strategic investments are recommended by a team of emerging market analysts supported by a global research platform. The analysts are organized into emerging market groupings based on their area of regional/industry expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. Pursuant to the Active Equity Strategy, the fund's assets are invested in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The portfolio managers responsible for the Active Equity Strategy select opportunistic investments, coordinate country selection decisions and manage risk at the overall strategy level with respect to the portion of the fund's assets allocated to the Active Equity Strategy. Opportunistic investments typically include companies with special situations, a hidden catalyst for price appreciation, or investments selected for tactical positioning purposes. Opportunistic investments may be as much as 30% of the fund's assets allocated to the Active Equity Strategy and may include the equity securities of companies in developed and frontier markets. The country allocation process is a function of relative valuation, combining top down qualitative and quantitative analysis with the bottom-up research process employed by the analysts. The portfolio managers responsible for the Active Equity Strategy use the sector and country weightings of the MSCI EM Index as a guide; however, sector and country weightings with respect to the portion of the fund's assets allocated to the Active Equity Strategy may significantly vary from those of the index.

Multi-Factor Equity Strategy. The portfolio management team responsible for managing the portion of the fund's assets allocated to the Multi-Factor Equity Strategy applies a systematic, quantitative investment approach designed to identify and exploit relative misvaluations in equity securities of emerging market issuers. The Multi-Factor Equity Strategy employs a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR). The portfolio managers responsible for the Multi-Factor Equity Strategy construct a portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the portfolio managers responsible for the Multi-Factor Equity Strategy overweight the most attractive stocks and underweight or zero weight the stocks that have been ranked least attractive.

Newton Fund. This underlying fund normally invests in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. The Newton Fund also may invest, to a limited extent, in equity securities of companies in developed and frontier markets. The Newton Fund's subadviser, Newton Investment Management (North America) Limited (Newton), an affiliate of Dreyfus, employs a fundamental bottom-up investment process that emphasizes quality, return on capital employed and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that Newton believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. Newton then identifies specific companies using investment themes to help focus on areas where thematic and strategic research indicates positive returns are likely to be achieved.

Dreyfus Diversified Emerging Markets Fund Summary	3

Strategic Beta Fund. This underlying fund normally invests in common stocks and other equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. The Strategic Beta Fund's subadviser, Mellon, an affiliate of Dreyfus, applies a systematic, quantitative investment approach designed to identify and exploit relative misvaluations of the stock prices of emerging market companies based on their economic fundamentals. This underlying fund's portfolio managers use a proprietary methodology designed to rank and select stocks of emerging market companies based on fundamental company information. In this manner, the portfolio managers employ a "strategic beta" strategy to select and weight stocks for this underlying fund's portfolio using characteristics other than market capitalization. "Beta" is a measure of risk, specifically of the difference between a security's return and that of a benchmark such as the MSCI EM Index. The Strategic Beta Fund's portfolio managers first weight each stock based on the company's economic size determined by a combination of accounting metrics, including sales, earnings before interest, taxation, depreciation and amortization (EBITDA), and net total payout (including dividends and share repurchases). By weighting stocks based on the company's economic size instead of market capitalization, this underlying fund's portfolio managers seek to focus on companies with more attractive valuations for inclusion in the underlying fund's portfolio. Next, companies are ranked based on the quality and growth of their earnings. These metrics seek to identify high quality companies with sustainable and growing earnings and consistency of performance relative to the stocks of emerging market companies in general. A company's sales and earnings and earnings quality and earnings growth contribute, in part, to its overall beta. The final step in the portfolio construction process is to exclude companies with the lowest expected performance based on the above metrics of earnings quality and earnings growth. The weights of the excluded companies are then reallocated to the remaining companies in the Strategic Beta Fund's portfolio. Limitations may be placed on the weight of an individual stock in this underlying fund's portfolio for diversification purposes.

The Strategic Beta Fund's portfolio managers manage risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. This underlying fund's portfolio is rebalanced semiannually, using the above-described construction methodology.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

• Allocation risk. There can be no assurance that the allocation of the fund's assets among investment strategies, subadvisers and underlying funds will be effective in achieving the fund's investment goal.

• Manager of managers risk. Each subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund's exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be more or less than it would have been if the fund had a single adviser or investment strategy.

• Conflicts of interest risk. Dreyfus or its affiliates may serve as investment adviser to one or more of the underlying funds, each of which pays advisory fees at different rates to Dreyfus or its affiliates. The interests of the fund on one hand, and those of an underlying fund on the other, will not always be the same.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund.

The fund is subject to the same principal risks as the underlying fund(s) in which it invests. Risks associated with an investment in the fund as a result of its direct investments and its investment in underlying funds are described below. For more information regarding these and other risks of the underlying funds, see the prospectus for the specific underlying fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

Dreyfus Diversified Emerging Markets Fund Summary	4

• Market sector risk. The fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Frontier market risk. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Dreyfus Diversified Emerging Markets Fund Summary	5

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class I shares from year to year. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.The fund changed its investment strategy on January 31, 2014. Prior to that date, the fund invested in individual securities using a bottom-up investments approach which emphasized individual stock selection through the use of proprietary computer models and fundamental analysis. The fund did not use a "manager of managers" or "fund of funds" approach. Different investment strategies may lead to different performance results. The fund's performance for periods prior to January 31, 2014 reflects the investment strategy in effect prior to the date.

Year-by-Year Total Returns as of 12/31 each year (%) Class I
Best Quarter Q2, 2009: 33.05% Worst Quarter Q3, 2011: -25.26%

After-tax performance is shown only for Class I shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

For the fund's Class A, C and Y shares, periods prior to the inception date reflect the performance of the fund's Class I shares adjusted to reflect any applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A and C shares for such periods would have been lower. Each share class is invested in the same portfolio of securities and the annual returns would have differed only to the extent that the classes do not have the same expenses.

Average Annual Total Returns (as of 12/31/18)
Class (Inception Date)	1 Year	5 Years	10 Years
Class I returns before taxes	-19.19%	1.02%	7.21%
Class I returns after taxes on distributions	-19.26%	0.92%	6.99%
Class I returns after taxes on distributions and sale of fund shares	-11.05%	0.92%	6.32%
Class A (3/31/09) returns before taxes	-24.18%	-0.57%	6.08%
Class C (3/31/09) returns before taxes	-21.07%	-0.23%	5.88%
Class Y (1/31/14) returns before taxes	-19.15%	1.10%	7.25%
MSCI Emerging Markets Index reflects no deductions for fees, expenses or taxes	-14.58%	1.65%	8.02%

Portfolio Management

The fund's investment adviser is Dreyfus. Dreyfus has engaged its affiliate, Mellon, to serve as the fund's subadviser.

The day-to-day management of the portion of the fund's portfolio allocated to the Active Equity Strategy is the responsibility of the Active Equity portfolio management team at Mellon. The team members who are jointly and primarily responsible for managing this portion of the fund's portfolio are Elizabeth Slover and Julianne McHugh. Ms. Slover has served as a primary portfolio manager of the fund since January 2014, and is Head of Research Architecture and Design at Mellon. Ms. McHugh has

Dreyfus Diversified Emerging Markets Fund Summary	6

served as a primary portfolio manager of the fund since November 2015, and is a director and a senior research analyst on the Active Equity Global Research team at Mellon.

The day-to-day management of the portion of the fund's portfolio allocated to the Multi-Factor Equity Strategy is the responsibility of the Multi-Factor Equity portfolio management team at Mellon. The team members who are jointly and primarily responsible for managing this portion of the fund's portfolio are C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA and Syed A. Zamil, CFA. Mr. Boggs has served as a primary portfolio manager of the fund since March 2017, and is a director and senior portfolio manager on the Multi-Factor Equity team at Mellon. Mr. Cazalet has served as a primary portfolio manager of the fund since February 2015, and is a managing director and head of the Multi-Factor Equity team at Mellon. Mr. Goslin has served as a primary portfolio manager of the fund since January 2014, and is a director and senior portfolio manager on the Multi-Factor Equity team at Mellon. Mr. Zamil has served as a primary portfolio manager of the fund since March 2017, and is a managing director and global investment strategist for index, multi-asset and multi-factor strategies at Mellon.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Dreyfus Diversified Emerging Markets Fund Summary	7

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

Dreyfus Diversified Emerging Markets Fund Summary	8